SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2011

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Lakeland Financial Corporation
(Exact name of Registrant as specified in its charter)

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Indiana	0-11487	35-1559596
(State or other jurisdiction	(Commission File Number)	(IRS Employer
Of incorporation)		Identification No.)

202 East Center Street, P.O. Box 1387, Warsaw, Indiana 46581-1387

(Address of principal executive offices) (Zip Code)

(574) 267-6144

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 12, 2011, Richard L. Pletcher retired from the Board of Directors of Lakeland Financial Corporation (the “Company”), effective immediately.  Mr. Pletcher’s decision to retire was made pursuant to the policy adopted by the Board of Directors requiring the resignation of directors upon reaching the age of 70, and was not the result of any disagreement with the Company.

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 12, 2011, the Company’s annual meeting of stockholders was held.  At the meeting, the stockholders elected Robert E. Bartels, Jr., Thomas A. Hiatt, Michael L. Kubacki, Steven D. Ross and M. Scott Welch to serve as directors, each with terms expiring in 2014.  Continuing as directors until 2012 are Daniel F. Evans, David M. Findlay and Emily E. Pichon.  Continuing as directors until 2013 are L. Craig Fulmer, Charles E. Niemier and Ronald D. Truex, although it is expected that Mr. Fulmer will retire from the Board in August 2012 when he reaches the age of 70, pursuant to the Board’s retirement policy.  The Company’s stockholders also voted in favor of the advisory proposal on executive compensation, and voted in favor of an annual frequency for such advisory votes on executive compensation in the future.  Finally, the Company’s stockholders ratified the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

The final results of voting on each of the matters submitted to a vote of security holders during the annual meeting are as follows:

Election of Directors:
	For	Withheld

Robert E. Bartels, Jr.	8,186,966.51	3,019,579.58
Thomas A. Hiatt	8,433,597.51	2,772,948.58
Michael L. Kubacki	8,755,747.01	2,450,799.08
Steven D. Ross	8,318,491.90	2,888,054.19
M. Scott Welch	8,398,050.79	2,808,495.30

Ratification of Independent Registered Public Accounting Firm:

	For	Against	Abstain	Broker Non-votes

Crowe Horwath LLP	13,681,138.72	205,269.67	47,310.70	0

Ratification of Advisory Proposal on Executive Compensation:

For	Against	Abstain	Broker Non-votes

8,102,127.99	2,924,208.82	180,209.28	2,727,173.00

Advisory Proposal on Frequency of Future Stockholder Votes on Executive Compensation:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-votes

9,586,968.67	48,536.83	1,329,804.76	183,627.84	2,784,781.00

Based upon these results, and consistent with the Board’s previous recommendation, the Board has determined that the Company will hold an advisory stockholder vote on executive compensation every year until the next required vote on the frequency of such advisory votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND FINANCIAL CORPORATION

Dated:  April 13, 2011                                                                By:  /s/David M. Findlay

David M. Findlay
President and Chief Financial Officer